                                                                    EXHIBIT 10.7

                                                                  Execution Copy
                                                                  --------------

                                MUTUAL RELEASE
                                --------------

     WHEREAS, the Chase Manhattan Bank, N.A. ("Chase") entered into a loan agreement (the "Loan Agreement") with, among others, Fidelity Federal Bank, FSB ("Fidelity"), pursuant to which Chase loaned Fidelity $35 million and received a Subordinated Note to evidence Fidelity's obligation to repay such principal amount; and

     WHEREAS, Citadel Holding Corporation ("Citadel") is the parent company of Fidelity, and whereas Citadel has guaranteed payment of Fidelity's obligations under the Loan Agreement and the Subordinated Notes delivered thereunder (the "Notes"); and

     WHEREAS, Chase commenced an action entitled The Chase Manhattan Bank, N.A.
                                                 -----------------------------
v. Fidelity Federal Bank, FSB, et al., 94 Civ. 1504 (RPP) (the "Action")
   ----------------------------------
against, among others, Fidelity and Citadel (together, "Defendants") by filing a Complaint (the "Complaint") on March 4, 1994; and

     WHEREAS, Defendants deny each and every material allegation contained in the Complaint; and

     WHEREAS, Chase, Fidelity and Citadel, among others have entered into a certain Letter Agreement dated as of June 3, 1994 (the "Letter Agreement") and it is a condition to the obligations of the parties thereunder that this Mutual Release be executed and delivered by the parties hereto;


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                                                                               2

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Chase and Defendants agree as follows:

                              Release of Defendants
                              ---------------------

     1. Chase, for itself and its predecessors, successors, subsidiaries, parent companies, affiliates, divisions, related entities and assigns, and all of their respective past and present officers and directors and, to the fullest extent of their power to do so, their shareholders, in their capacities as such, and each and every one of them (hereinafter individually and collectively referred to as the "Chase Releasors") do hereby remise, release, exonerate and forever discharge Fidelity and Citadel and each and all of their respective predecessors, successors, subsidiaries, parent companies, affiliates, divisions, related entities and assigns, and all of their respective past and present officers, directors and shareholders, in their capacities as such, and their respective successors in interest, including, but not limited to, their respective successors, heirs and assigns (hereinafter individually and collectively referred to as the "Fidelity/Citadel Releasees") of and from any and all manner of action, suits, obligations, costs, expenses, damages, losses, liabilities, claims and demands (collectively, "Claims") which the Chase Releasors, or any of them, ever had, now have, or hereafter can, shall or may have against the Fidelity/Citadel Releasees, or any of them, whether or not now known, suspected, or claimed, for, upon, or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the date of this Mutual Release, arising out of, or relating in any way to (i) the subject matter of the Complaint, (ii) the Loan Agreement, the Notes and the indebtedness evidenced thereby (excluding Claims involving criminal or fraudulent conduct or misrepresentation regarding funds or property) or (iii) the Restructuring (as defined in the Letter Agreement); provided, however, that nothing contained
                                  --------  -------
herein shall release Defendants from their continuing obligations under or in respect of the Loan Agreement, the Notes and the Letter Agreement, which instruments and agreements remain in full force and effect.

                               Release of Chase
                               ----------------

     2. Fidelity and Citadel, for themselves and their predecessors, successors, subsidiaries, parent companies, affiliates, divisions, related entities and assigns, and all of their respective past and present officers and directors and, to the fullest extent of their power to do so, their shareholders, in their capacities as such, and each and every one of them (hereinafter individually and collectively referred to as the "Fidelity/Citadel Releasors"), do hereby remise, release, exonerate and forever discharge Chase, and all of its predecessors, successors, subsidiaries, parent companies, affiliates, divisions, related entities and assigns, and all of their respective past and present officers, directors, and shareholders, in their capacities as such, and their respective successors in interest, including, but not limited to, their respective successors, heirs, and assigns (hereinafter individually and collectively referred to as the "Chase Releasees") of and from any and all manner of Claims which the Fidelity/Citadel Releasors, or any of them ever had, now have, or hereafter can, shall, or may have, against the Chase Releasees, or any of them, whether or not now known, suspected, or claimed, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of the world to the date of this Mutual Release, arising out of, or relating in any way to
(i) the Loan Agreement, the Notes and the indebtedness evidenced thereby, (ii) the Restructuring (as defined in the Letter Agreement), (iii) initiation and prosecution of the Action, and (iv) the subject matter of the Complaint; provided however, that nothing contained herein shall release Chase from its
- - -------- -------
continuing obligations under or in respect of the Loan Agreement and the Letter Agreement, which agreements remain in full force and effect.

      3. Each party understands that the releases in paragraphs 1 and 2 extend to unknown and unsuspected claims, and in that regard, each party acknowledges that it has
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read, considered and understands the provisions of Section 1542 of the
California Civil Code, which reads as follows:

     "Certain Claims Not Affected by General Release. A general release does
      ----------------------------------------------
     not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

Based upon the advice of its respective counsel, each party hereby expressly, knowingly and voluntarily waives and relinquishes any and all rights that it may have under Section 1542 as well as under the provisions of all comparable, equivalent, or similar statutes and principles of common law or other decisional law of any and all states of the United States or of the United States.


                                 Miscellaneous
                                 -------------

     4. This Mutual Release shall be construed in accordance with and governed by the laws of the State of New York applicable to instruments negotiated, made and performed entirely within that State.

     5. This Mutual Release shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and administrators.
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     6.   This Mutual Release contains the entire understanding of the parties with respect to the within subject matter and may not be modified except by written instrument signed by all parties hereto.

Dated: June 17, 1994


                                               THE CHASE MANHATTAN BANK, N.A.

                                          By:  /s/ Pamela M. Stumpp
                                               ---------------------------------
                                               Pamela M. Stumpp
                                               Title: Managing Director


                                               FIDELITY FEDERAL BANK, FSB

                                          By:  /s/ Godfrey B. Evans
                                               ---------------------------------
                                               Name:  Godfrey B. Evans
                                               Title: Executive Vice President


                                               CITADEL HOLDING CORP.

                                          By:  /s/ Godfrey B. Evans
                                               ---------------------------------
                                               Name:  Godfrey B. Evans
                                               Title: Executive Vice President
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                                ACKNOWLEDGMENT

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF NEW YORK )


     On June 17, 1994 before me, a Notary Public, personally came Pamela M. Stumpp, to me known, who, by me duly sworn, did depose and say that deponent is a Managing Director of The Chase Manhattan Bank, N.A., the entity which executed the foregoing MUTUAL RELEASE, and that deponent was duly authorized to execute the MUTUAL RELEASE on behalf of The Chase Manhattan Bank, N.A.

                                                 /s/ ANTHONY J. VOTA
                                          ----------------------------------
                                          Notary Public

                                                  ANTHONY J. VOTA
                                            Notary Public, State of New York
                                                   No. 41-4931151
                                               Qualified in Queens County
                                          Certificate filed in New York County
                                            Commission Expires June 20, 1994
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                                ACKNOWLEDGMENT

STATE OF CALIFORNIA   )
                      : ss.:
COUNTY OF LOS ANGELES )

     On June 17, 1994 before me, a Notary Public, personally came Godfrey B. Evans, to me known, who, by me duly sworn, did depose and say that deponent is Executive Vice President of Fidelity Federal Bank, FSB, the entity which executed the foregoing MUTUAL RELEASE, and that deponent was duly authorized to execute the MUTUAL RELEASE on behalf of Fidelity Federal Bank, FSB.

                                               /s/ WINIFRED T. DOZIER
                                          --------------------------------
                                          Notary/Public

                                                WINIFRED T. DOZIER
                                                  COMM. #987731
                                             NOTARY PUBLIC - CALIFORNIA
                                                LOS ANGELES COUNTY
                                            My Comm. Expires March 30, 1997
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                                ACKNOWLEDGMENT

STATE OF CALIFORNIA   )
                      ) ss.:
COUNTY OF LOS ANGELES )

     On June 17, 1994 before me, a Notary Public, personally came Godfrey B. Evans, to me known, who, by me duly sworn, did depose and say that deponent is Executive Vice President of Citadel Holding Corporation, the entity which executed the foregoing MUTUAL RELEASE, and that deponent was duly authorized to execute the MUTUAL RELEASE on behalf of Citadel Holding Corporation.

                                               /s/ WINIFRED T. DOZIER
                                          --------------------------------
                                          Notary/Public

                                                WINIFRED T. DOZIER
                                                  COMM. #987731
                                             NOTARY PUBLIC - CALIFORNIA
                                                LOS ANGELES COUNTY
                                            My Comm. Expires March 30, 1997